                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                          8 1/8% SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                          8 1/8% SENIOR NOTES DUE 2008

     This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of Pierce Leahy Command Company, a Nova Scotia unlimited liability company (the "Company"), and to tender its 8 1/8% Senior Notes due 2008 (the "Old Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Company's Prospectus, dated _________________, 1998 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

By Hand/Overnight Courier:              By Registered or Certified Mail:

         The Bank of New York                    The Bank of New York
          101 Barclay Street                    101 Barclay Street, 7E
   Corporate Trust Services Window             New York, New York 10286
             Ground Level               Attention:  Reorganization Section, 7E
       New York, New York 10286                  Santino Ginocchietti
Attention:  Reorganization Section, 7E
         Santino Ginocchietti

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                                 (212) 815-6339

                    Confirm by Telephone or for Information:
                                 (212) 815-2963
                        --------------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FOR ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer" and the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within five business days following the Expiration Date.

Name of Firm:_________________________________  ________________________________
                                                     (AUTHORIZED SIGNATURE)
Address:______________________________________
                    (INCLUDE ZIP CODE)          Name:___________________________

Area Code and Tel. Number:____________________  Title:__________________________
                                                        (PLEASE TYPE OR PRINT)

                                                Date:_____________________, 1997

     DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

 Certificate Number(s) (if known) of Old Notes or Account   Aggregate Principal Amount  Aggregate Principal Amount
     Number at the Book-Entry Facility                              Represented                   Tendered

----------------------------------------------------------  --------------------------  ---------------------------

----------------------------------------------------------  --------------------------  ---------------------------

----------------------------------------------------------  --------------------------  ---------------------------

----------------------------------------------------------  --------------------------  ---------------------------

----------------------------------------------------------  --------------------------  ---------------------------

----------------------------------------------------------  --------------------------  ---------------------------

                            PLEASE SIGN AND COMPLETE

Names of Record Holders:___________________________________   Signatures:__________________________________________

Address:___________________________________________________   _____________________________________________________

-----------------------------------------------------------   Dated:_________________________________________, 1997

Area Code and Telephone Numbers:___________________________

-----------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

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Capacity:

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Address(es):

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